================================================================================


                            SCHEDULE 14A INFORMATION
                                   (Rule 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)

[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               Chemed Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                               Chemed Corporation
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            -----------

        ---------------------------------------------------------------

       (5) Total fee paid:
                          ---------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
                                ---------------------------------------

    (2) Form, Schedule or Registration Statement No.:
                                                      -----------------

        ---------------------------------------------------------------

    (3) Filing Party:
                      -------------------------------------------------

    (4) Date Filed:
                    ---------------------------------------------------


================================================================================

                                     [LOGO]
                               CHEMED CORPORATION



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 17, 1999



     The Annual Meeting of Stockholders of Chemed Corporation will be held at The Phoenix Club, 812 Race Street, Cincinnati, Ohio, on Monday, May 17, 1999, at 2 p.m. for the following purposes:

     (1)  To elect directors;

     (2)  To approve and adopt the 1999 Stock Incentive Plan;

     (3) To ratify the selection by the Board of Directors of independent accountants;

     (4) To vote on a stockholder proposal that the Board of Directors have a majority of outside members; and

     (5) To transact such other business as may properly be brought before the meeting.

     Stockholders of record at the close of business on March 18, 1999 are entitled to notice of, and to vote at, the meeting.

     IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.





                                 Naomi C. Dallob
                                    Secretary





March 31, 1999

                                     [LOGO]

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Chemed Corporation (hereinafter called the "Company" or "Chemed") of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") of the Company to be held on May 17, 1999, and any adjournments thereof. The Company's mailing address is 2600 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202. The approximate date on which this Proxy Statement and the enclosed proxy are being sent to stockholders is March 31, 1999. Each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, the shares represented thereby will be voted accordingly. The proxy may be revoked by the stockholder at any time before the meeting by providing notice to the Secretary.

     Only stockholders of record as of the close of business on March 18, 1999, will be entitled to vote at the Annual Meeting or any adjournments thereof. On such date, the Company had outstanding 10,602,225 shares of capital stock, par value $1 per share ("Capital Stock"), entitled to one vote per share.

                              ELECTION OF DIRECTORS

     Sixteen directors are to be elected at the Annual Meeting to serve until the following annual meeting of stockholders and until their successors are duly elected and qualified. Set forth below are the names of the persons to be nominated by the Board of Directors, together with a description of each person's principal occupation during the past five years and other pertinent information.

     Unless authority is withheld or names are stricken, it is intended that the shares covered by each proxy will be voted for the nominees listed. Votes that are withheld will be excluded entirely from the vote and will have no effect. The Company anticipates that all nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Board of Directors (except where a proxy withholds authority with respect to the election of directors). The affirmative vote of a plurality of the votes cast will be necessary to elect each of the nominees for director.

                                                     NOMINEES

EDWARD L. HUTTON                Mr. Hutton is Chairman and Chief Executive
Director since 1970             Officer of the Company and has held these
Age:  79                        positions since November 1993.  Previously,
                                from 1970 to November 1993, he served the
                                Company as President and Chief
                                Executive Officer. Mr. Hutton is also the
                                Chairman of Omnicare, Inc., Cincinnati, Ohio
                                (healthcare products and services), a public
                                corporation in which the Company holds a
                                1-percent-ownership interest (hereinafter
                                "Omnicare"). Mr. Hutton is a director of
                                Omnicare. Mr. Hutton is the father of Thomas C.
                                Hutton, a Vice President and a director of the
                                Company.

KEVIN J. MCNAMARA               Mr. McNamara is President of the Company and has
Director since 1987             held this position  since August 1994. Previously,
Age: 45                         he served the Company as Executive  Vice President,
                                Secretary and General Counsel from November
                                1993, August 1986 and August 1986, respectively,
                                to August 1994. He is a director of Omnicare.



RICK L. ARQUILLA                Mr. Arquilla is President and Chief Operating
Director Nominee                Officer of Roto-Rooter, Inc., a wholly owned
                                subsidiary of the Company ("Roto-Rooter"), and
                                Age: 45 -has held this position since January
                                1999. Previously, he served as a Senior Vice
                                President of Roto-Rooter Services Company, an
                                indirectly wholly owned subsidiary of the
                                Company, from May 1997 to January 1999. From May
                                1989 to May 1997, he served as Vice President of
                                Roto-Rooter Services Company.

JAMES H. DEVLIN                 Mr. Devlin is a Vice President of the Company and has
Director from May 1991          held this position since December 1992.  From December 1992
to May 1992 and since           to September 1997, he also served as Group Executive of the
February 1993                   Company's Omnia  Group.
Age: 52

CHARLES H. ERHART, JR.          Mr. Erhart  retired  as President of W.R. Grace and Co.
Director since 1970             (hereinafter "Grace"),  Boca Raton, Florida (international specialty
Age: 73                         chemicals,  construction and packaging) in August 1990,  having held that position since July 1989. Previously, he was
                                Chairman of the Executive Committee of Grace and
                                held that position from November 1986 to July
                                1989.
                                He is a director of Omnicare.

JOEL F. GEMUNDER                Mr. Gemunder is President of Omnicare and has held this position
Director since 1977             since May 1981. He is also a director of Omnicare and Ultratech
Age:  59                        Stepper, Inc.

PATRICK P. GRACE                Mr.  Grace is  President  of MLP  Capital,  Inc.  (a  managing  partner of
Director since 1996             several real estate and mining ventures in the  southwestern  United
Age: 43                         States).  From  December  1997 to January 31,  1999,  Mr.  Grace was also
                                Chief Financial Officer of Compucook, Inc.,  Westport, Connecticut
                                (interactive marketing). From February 1991 to October 1995, he was
                                President of Grace Logistics Services, Inc., Greenville, South Carolina
                                (a full-service provider of logistical support), a subsidiary of
                                Grace.

THOMAS C. HUTTON                Mr.  Hutton  is a  Vice  President  of  the  Company  and  has  held  this
Director since 1985             position  since  February  1988.  Mr.  Hutton is a director  of  Omnicare.
Age:  48                        He is a son of Edward L. Hutton,  the Chairman and Chief  Executive  Officer
                                and a director of the Company.

WALTER L. KREBS                 Mr. Krebs is the Senior Vice President-Finance, Chief Financial Officer
Director from May 1989          of Service America Systems, Inc., a wholly owned subsidiary of the
to April 1991 and since         Company ("Service America"), and has held this position since October
May 1995                        1997. Previously, he retired in April 1996 as Director - Financial
Age: 64                         Services of DiverseyLever, Inc. (formerly known as Diversey Corporation),
                                Detroit, Michigan (specialty chemicals) ("Diversey"), having held this position since April 1991. Previously, from January 1990 to April 1991, he was a Senior Vice President and the Chief Financial Officer of the Company's
                                then wholly owned subsidiary, DuBois Chemicals,
                                Inc. ("DuBois").

SANDRA E. LANEY                 Ms.  Laney is Senior Vice  President and  the Chief Administrative
Director since 1986             Officer of the Company  and has held  these  positions since  November
Age:  55                        1993 and May 1991, respectively. She is a director of Omnicare.

SPENCER S. LEE                  Mr.  Lee is  Chairman  and Chief  Executive  Officer  of  Roto-Rooter  and
Director Nominee                has held this  position  since January  1999.  Previously,  he served as a
Age: 43                         Senior Vice  President of Roto-Rooter  Services  Company from May 1997 to
                                January 1999. From February 1985 to May 1997, he served as a Vice President of
                                Roto-Rooter Services Company.

JOHN M. MOUNT                   Mr. Mount is a Vice President of the Company and has held this position
Director from May 1986          since November 1997. He is also President and Chief Executive Officer
to April 1991 and since         of Service America and has held these positions since October 1997.
February 1994                   Previously, he was a Principal of Lynch-Mount Associates, Cincinnati,
Age: 57                         Ohio (management consulting), from November 1993 to October 1997. From April 1991 to November 1993, Mr. Mount was Senior Vice President of Diversey and President of
                                Diversey's DuBois Industrial division. Previously, from May 1989 to April 1991,
                                Mr. Mount was an Executive Vice President of the Company and President of DuBois.
                                He held the latter position from September 1986 to April 1991.

TIMOTHY S. O'TOOLE              Mr. O'Toole is  an Executive  Vice  President  and  the Treasurer of the
Director since August 1991      Company and has held these  positions  since May 1992. He is also the
Age: 43                         Chairman  and Chief  Executive  Officer of Patient  Care,  Inc., a wholly owned subsidiary of the Company. He is a director of Vitas Healthcare Corporation.

DONALD E. SAUNDERS              Mr. Saunders is President of DuBois, a division of DiverseyLever, Inc.,
Director from May 1981          and has held this position since November 1993. From April 1991 to
to May 1982, May 1983           October 1993, he was Executive Vice President of Diversey and from
to May 1987 and since           January 1991 to March 1991, he was Executive Vice President of DuBois.
May 1998
Age: 55

PAUL C. VOET                    Mr.  Voet is an  Executive  Vice  President  of the  Company  and has held
Director since 1980             this position since May 1991.  From January 1992 to September  1997,
Age: 52                         he  also  served  as  President  and  Chief  Executive   Officer  of  the
                                Company's then majority-owned subsidiary, National Sanitary Supply Company.

GEORGE J. WALSH III             Mr. Walsh is a partner  with the law firm of Gould & Wilkie,  New
Director since November 1995    York, New York, and has held this position since January 1978.
Age: 53

DIRECTORS EMERITI

      In May 1983, the Board of Directors adopted a policy of conferring the honorary designation of Director Emeritus upon former directors who have made valuable contributions to the Company and whose continued advice is believed to be of value to the Board of Directors. Under this policy, each Director Emeritus is furnished with a copy of all agendas and other materials furnished to members of the Board of Directors generally and is invited to attend all meetings of the Board; however, a Director Emeritus is not entitled to vote on any matters presented to the Board. In 1985, Dr. Herman B Wells, who served as a director of the Company from 1970 until 1985, was designated a Director Emeritus, and in 1994, Neal Gilliatt, who served as a director of the Company from 1970 to 1994, was designated a Director Emeritus. Each Director Emeritus is paid an annual fee of $6,200, and for each meeting attended, a Director Emeritus is paid $200.

      It is anticipated that at the annual meeting of the Board of Directors, each of Mr. Gilliatt and Dr. Wells will again be designated as a Director Emeritus.

COMPENSATION OF DIRECTORS

      Throughout 1998, each member of the Board of Directors who was not a regular employee of the Company was paid an annual fee of $12,000 and a fee of $2,000 for each meeting attended. Each member of the Audit Committee of the Board (other than its chairman) was paid an additional annual fee of $1,600, and each member of the Compensation/Incentive Committee of the Board (other than its chairman) was paid an additional annual fee of $3,200. A Committee member was paid $800 for each meeting of a Committee he attended unless the Committee met on the same day as the Board of Directors met, in which event, the Committee member was paid $400 for his attendance at the Committee meeting.

      The chairman of each Committee of the Board of Directors was paid an annual fee in addition to the attendance fees referred to above. The chairman of the Audit Committee was paid at the rate of $5,350 per annum, and the chairman of the Compensation/Incentive Committee was paid at the rate of $5,136 per annum. In addition, each member of the Board of Directors and of a Committee was reimbursed for his reasonable travel expenses incurred in connection with such meetings.

      In addition, in May 1998 each member of the Board of Directors (other than those serving on the Compensation/Incentive Committee) was granted an unrestricted stock award covering 100 shares of Capital Stock under the Company's 1993 Stock Incentive Plan. Those directors who are members of the Compensation/Incentive Committee were paid the cash equivalent of the 100-share stock award or $3,813.

      The Company has a deferred compensation plan for nonemployee directors under which certain directors who are not regular employees of the Company or of a wholly owned subsidiary of the Company participate. Under the plan, which is not a tax-qualified plan, an account is established for each participant to which amounts are credited quarterly at the rate of $4,000 per annum. Amounts credited to these accounts are used to purchase shares of Capital Stock, and all dividends received on such shares are reinvested in such Capital Stock. Each participant is entitled to receive the balance in his account within 90 days following the date he ceases to serve as a director.

COMMITTEES AND MEETINGS OF THE BOARD

      The Company has the following Committees of the Board of Directors: Audit Committee and Compensation/Incentive Committee. It does not have a nominating committee of the Board of Directors.

      The Audit Committee (a) recommends to the Board of Directors a firm of independent accountants to audit the Company and its consolidated subsidiaries,
(b) reviews and reports to the Board of Directors on the Company's annual financial statements and the independent accountants' report on such financial statements and (c) meets with the Company's senior financial officers, internal auditors and independent accountants to review audit plans and work and other matters regarding the Company's accounting, financial reporting and internal control systems. The Audit Committee consists of Messrs. Erhart, Saunders and Grace. The Audit Committee met on two occasions during 1998.

      Effective May 18, 1998, the former Compensation and Incentive Committees of the Company were merged since, with a larger proportion of compensation being stock-based, the committees' purposes overlapped.

      The Compensation/Incentive Committee makes recommendations to the Board of Directors concerning (a) salary and incentive compensation payable to officers and certain other key employees of the Company, (b) establishment of incentive compensation plans and programs generally, (c) adoption and administration of certain employee benefit plans and programs and (d) additional year-end contributions by the Company under the Savings and Investment Plan. In addition, the Compensation/Incentive Committee administers the Company's (a) seven Stock Incentive Plans and (b) grants of stock options and stock awards to key employees of the Company. The Compensation/Incentive Committee consists of Messrs. Erhart, Grace and Walsh. The Compensation/Incentive Committee met on seven occasions during 1998.

      During 1998, there were five meetings of the Board of Directors, and each director attended at least 75 percent of the aggregate of (a) the total number of meetings held by the Board of Directors and (b) the total number of meetings held by all Committees of the Board of Directors on which he served that were held during the period for which he was a director or member of any such Committee.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION/INCENTIVE COMMITTEE ON EXECUTIVE COMPENSATION

      The Company believes that executive compensation must align executive officers' interests with those of the Company's stockholders and that such interests are served by having compensation directly and materially linked to financial and operating performance criteria which, when successfully achieved, will enhance stockholder value.

      The Company attempts to achieve this objective with an executive compensation package for its senior executives which combines base salary, annual cash incentive compensation, and long-term incentive compensation in the form of stock options and restricted stock awards along with various benefit plans, including pension plans, savings plans and medical benefits generally available to the employees of the Company.

      The executive compensation program is administered by the Compensation/Incentive Committee of the Board of Directors. The membership of the Compensation/Incentive Committee is composed of three outside directors (i.e., nonemployees of the Company). The Compensation/Incentive Committee is responsible for the review, approval and recommendation to the Board of Directors of matters concerning base salary and annual cash incentive compensation for key executives of the Company. The recommendations of the Compensation/Incentive Committee on such matters must be approved by the full Board of Directors. The Compensation/Incentive Committee also administers the Company's stock incentive plans under which it reviews and approves grants of stock options and restricted stock awards.

      The Compensation/Incentive Committee may use its discretion to set executive compensation where, in its judgment, external, internal or individual circumstances warrant.

   Following is a discussion of the components of the executive officer compensation program.

      In determining base salary levels for the Company's executive officers, the Compensation/Incentive Committee takes into account the magnitude of responsibility of the position, individual experience and performance and specific issues particular to the Company. In general, base salaries are set at levels believed by this Compensation/Incentive Committee to be sufficient to attract and retain qualified executives when considered along with the other components of the Company's compensation structure.

      The Compensation/Incentive Committee believes that a significant portion of total cash compensation should be linked to annual performance criteria. Consequently, the purpose of annual incentive compensation for senior executives and key managers is to provide a direct financial incentive in the form of an annual cash bonus to those executives who achieve their business units' and the Company's annual goals. Operational and financial goals are established at the beginning of each fiscal year and generally take into account such measures of performance as sales and earnings growth, profitability, cash flow and return on investment. Other nonfinancial measures of performance relate to organizational development, product or service expansion and strategic positioning of the Company's assets.

      Individual performance is also taken into account in determining individual bonuses. It is the Company's belief that bonuses as a percentage of a senior executive's salary should be sufficiently high to provide a major incentive for achieving annual performance targets. Bonuses for senior executives of the Company generally range from 25 percent to 100 percent of base salary.

      The stock option and restricted stock program forms the basis of the Company's incentive plans for executive officers and key managers. The objective of these plans is to align executive and long-term stockholder interests by creating a strong and direct link between executive pay and stockholder return.

      Stock options and restricted stock awards are granted annually and are generally regarded as the primary incentive for long-term performance as they are granted at fair market value and have vesting restrictions ranging from three- to seven-year periods. The Committee considers each grantee's current option and award holdings in making grants. Both the amounts of restricted stock awards and proportion of stock options increase as a function of higher salary and position of responsibility within the Company.

      The Compensation/Incentive Committee has considered, and is continuing to review, the qualifying compensation regulations issued by the Internal Revenue Service in December 1993. Generally, the Committee structures compensation arrangements to achieve deductibility under the tax regulations, except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.

      The base salary of Mr. E. L. Hutton, Chairman and Chief Executive Officer of the Company, for 1998 was $590,000, which was the same amount as his base salary for 1997. His bonus in respect of 1998 services was $274,165, which was the same amount as his bonus of 1997 and 46.4 percent of his current base salary. In addition, Mr. Hutton received a special bonus of $308,000 in connection with the Company's 1998 capital gains. Mr. Hutton received restricted stock awards having a value of $208,500, and he was granted 23,000 stock options. Factors considered in establishing the compensation levels in 1998 for Mr. Hutton were the Company's increase in income from continuing operations, excluding capital gains, of 32.2 percent and the Company's decrease in operating profit, less corporate overhead, of 2.9 percent. The Compensation/Incentive Committee believes that Mr. Hutton's base salary, cash bonus, and special bonus and stock options granted to Mr. Hutton are consistent with his performance as measured by these factors and the other criteria discussed above.

         Compensation/Incentive Committee
         -----------------------------------------------

         Charles H. Erhart, Jr., Chairman
         Patrick P. Grace
         George J. Walsh III

SUMMARY COMPENSATION TABLE

      The following table shows the compensation paid to the Chief Executive Officer and the four most highly compensated executive officers of the Company for the past three years for all services rendered in all capacities to the Company and its subsidiaries:

                                            SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------
                                    ANNUAL COMPENSATION        LONG-TERM COMPENSATION AWARDS
-------------------------------------------------------------------------------------------------------------------
                                                                                 SECURITIES
                                                                   CHEMED        UNDERLYING
  NAME AND                                                       RESTRICTED        CHEMED          ALL OTHER
  PRINCIPAL                                         BONUS           STOCK           STOCK        COMPENSATION
  POSITION            YEAR      SALARY ($)         ($)(1)       AWARDS ($)(2)    OPTIONS (#)          ($)
  --------            ----      ----------         ------       -------------    -----------          ---

  E. L. Hutton        1998       $590,000        $  582,165       $208,500          23,000        $174,499 (3)
  Chairman and        1997        590,000         1,239,165        156,375          25,000         473,518
  CEO                 1996        583,333           533,776        966,000          31,000         287,885

  K. J. McNamara      1998        325,200           196,579         33,000          14,000          98,766 (4)
  President           1997        292,259           496,600         24,750          16,000         237,781
                      1996        270,167           174,502        362,000          20,000         146,313

  P. C. Voet          1998        306,000            57,829         50,000           2,000          71,105 (5)
  Executive           1997        296,375           346,867         17,531           3,000         222,251
  Vice President      1996        285,333           113,960         54,000           4,000         137,973

  T. S. O'Toole       1998        202,000            74,586         20,000          10,500          73,602 (6)
  Executive           1997        178,559           270,000         15,000          11,500         135,855
  Vice President      1996        161,667            67,304        261,000          14,000          83,676
  and Treasurer

  S. E. Laney         1998        200,000           187,194         20,000          10,500          54,961 (7)
  Senior Vice         1997        179,041           374,211         15,000          11,500         177,811
  President           1996        162,583           172,488        261,000          14,000         116,063
  and Chief
  Administrative Officer
  Officer

(1) Bonuses paid in 1998 include the following amounts which were paid as special bonuses in connection with the Company's 1998 capital gains: E. L. Hutton - $308,000; K. J. McNamara - $160,000; P. C. Voet - $9,000; T. S.
      O'Toole - $52,000; and S. E. Laney - $156,000.

(2) The number and value of the aggregate restricted shares of Capital Stock held by the named executives at December 31, 1998 were as follows: E. L. Hutton - 29,616 shares, $1,055,843; K. J. McNamara - 10,604 shares,
      $377,622; P. C. Voet - 1,469 shares, $52,501;_ T. S. O'Toole - 7,904 shares, $281,711; and S. E. Laney - 7,687 shares, $273,456. The restricted shares with respect to 1996 vest in varying percentages over a seven-year period. The stock awards granted with respect to 1997 were unrestricted. The restricted shares with respect to 1998 vest in varying percentages over a seven-year period. Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

(3) Includes the following amounts: $166,941 allocated to Mr. Hutton's account under the Company's Savings and Investment Plan ("Investment Plan") and Employee Stock Ownership Plans ("ESOP") with respect to 1998; a $3,744 premium payment for term life insurance; and $3,813 in the form of an unrestricted stock award of 100 shares of Capital Stock.

(4) Includes the following amounts: $69,670 allocated to Mr. McNamara's account under the Investment Plan and ESOP with respect to 1998; a $4,167 premium payment for term life insurance; $21,116, which is the value of premium payments made by the Company for the benefit of Mr. McNamara under a split dollar life insurance policy, which provides for the refund of premiums to the Company upon termination of the policy ("Split Dollar Policy"); and $3,813 in the form of an unrestricted stock award of 100 shares of Capital Stock.

(5) Includes the following amounts: $44,331 allocated to Mr. Voet's account under the Investment Plan and ESOP with respect to 1998; a $4,992 premium payment for term life insurance; $17,969, which is the value of premium payments made by the Company for the benefit of Mr. Voet under a Split Dollar Policy; and $3,813 in the form of an unrestricted stock award of 100 shares of Capital Stock.

(6) Includes the following amounts: $35,471 allocated to Mr. O'Toole's account under the Investment Plan and ESOP with respect to 1998; a $4,217 premium payment for term life insurance; $11,460, which is the value of premium payments made by the Company for the benefit of Mr. O'Toole under a Split Dollar Policy; and $3,813 in the form of an unrestricted stock award of 100 shares of Capital Stock.

(7) Includes the following amounts: $51,478 allocated to Ms. Laney's account under the Investment Plan and ESOP with respect to 1998; a $4,167 premium payment for term life insurance; $14,144, which is the value of premium payments made by the Company for the benefit of Ms. Laney under a Split Dollar Policy; and $3,813 in the form of an unrestricted stock award of 100 shares of Capital Stock.

STOCK OPTIONS

   The table below shows information concerning Chemed stock options granted in 1998 to the named executives in the Summary Compensation Table.

                       CHEMED STOCK OPTION GRANTS IN 1998
-------------------------------------------------------------------------------   ----------------------------
                                                                                       POTENTIAL REALIZABLE
                                                                                               VALUE
                                                                                         AT ASSUMED ANNUAL
                                                                                          RATES OF STOCK
                                                                                        PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                                     FOR OPTION TERM
-------------------------------------------------------------------------------    ---------------------------
                                          % OF
                          NUMBER OF       TOTAL
                         SECURITIES      OPTIONS
                         UNDERLYING      GRANTED
                           OPTIONS         TO          EXERCISE
                           GRANTED      EMPLOYEES        PRICE       EXPIRATION
            NAME           (#)(1)        IN 1998       ($/SHARE)        DATE         5% ($)         10% ($)
            ----           ------        -------       ---------        ----         ------         -------

  E. L. Hutton             23,000         11.5%          $39.13        3/4/08        $565,999      $1,434,352

  K. J. McNamara           14,000          7.0            39.13        3/4/08         344,521         873,084

  P. C. Voet                2,000          1.0            39.13        3/4/08          49,217         124,746

  T. S. O'Toole            10,500          5.3            39.13        3/4/08         258,391         654,813

  S. E. Laney              10,500          5.3            39.13        3/4/08         258,391         654,813

(1) These options, which were granted on March 4, 1998, provide for the purchase price of option shares equal to the fair market value of Capital Stock on that date; are transferable by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or to certain family members, if permitted under SEC Rule 16b-3 or any successor rule thereto; and become exercisable in four equal annual installments beginning on September 4, 1998.


   The table below shows information concerning Chemed stock options exercised during 1998 and the year-end number and value of unexercised Chemed stock options held by the executive officers named in the Summary Compensation Table.

                                     AGGREGATED CHEMED STOCK OPTION EXERCISES
                                     IN 1998 AND YEAR-END STOCK OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                         NUMBER
                           OF                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                         SHARES                            UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                        ACQUIRED         VALUE            OPTIONS AT 12/31/98 (#)              AT 12/31/98 ($)
    NAME                ON EXERCISE     REALIZED      ------------------------------   ----------------------------
                          (#)             ($)          EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----------             ------------    ----------      -----------     -------------   -----------    -------------

E. L. Hutton             21,000        $198,750         85,500            37,500        $26,706            $-0-

K. J. McNamara            8,500          80,240         41,500            23,500          6,237             -0-

P. C. Voet                 -0-            -0-            6,000             4,000          1,247             -0-

T. S. O'Toole            19,250         162,405         30,125            17,125          4,054             -0-

S. E. Laney              11,000         111,400         44,875            17,125         26,564             -0-
-------------------------------------------------------------------------------------------------------------------


EMPLOYMENT AGREEMENTS

      The Company has entered into employment agreements with Messrs. E. L. Hutton, McNamara, Voet and O'Toole and Ms. Laney. Mr. Hutton's employment agreement provides for his continued employment as Chairman and Chief Executive Officer of the Company through May 3, 2000, subject to earlier termination under certain circumstances, at a base salary of $590,000 per annum or such higher amount as the Board of Directors may determine, as well as participation in incentive compensation plans, stock incentive plans and other benefit plans. In the event of termination without cause, the agreement provides that Mr. Hutton will receive severance payments equal to 150 percent of his then-current base salary, the amount of incentive compensation most recently paid or approved in respect of the previous year, and the fair market value of all stock awards which have vested during the 12 months prior to termination for the balance of the term of the agreement. Messrs. McNamara, Voet and O'Toole and Ms. Laney have employment agreements which provide for their continued employment as senior executives of the Company through May 3, 2003, May 3, 2002, May 3, 2003 and May 3, 2003, respectively, and are identical in all material respects to that of Mr. Hutton, except their respective agreements provide for a base salary of $309,648, $289,500, $192,780, and $190,418 per annum or such higher amounts as the Board of Directors may determine. In addition, each agreement for Messrs. Hutton, McNamara and Voet and Ms. Laney provides for the officer's nomination as a director of the Company. On November 9, 1998, Mr. Voet filed a lawsuit against the Company in Court of Common Pleas, Hamilton County, Ohio, in connection with the Company's sale of its majority-owned subsidiary, National Sanitary Supply Company, alleging that the Company breached his employment agreement due to a material reduction in his title, authority or responsibility. Mr. Voet is seeking a money judgment in the principal amount in excess of $6 million. The Company disputes these claims and believes that the disposition of this matter will not have a material effect on the financial position of the Company.

COMPARATIVE STOCK PERFORMANCE

      The graph below compares the yearly percentage change in the Company's cumulative total stockholder return on Capital Stock (as measured by dividing
(i) the sum of (A) the cumulative amount of dividends for the period December 31, 1993 to December 31, 1998, assuming dividend reinvestment, and (B) the difference between the Company's share price at December 31, 1993 and December 31, 1998; by (ii) the share price at December 31, 1993) with the cumulative total return, assuming reinvestment of dividends, of the (1) S & P 500 Stock Index and (2) Dow Jones Industrial Diversified Index.


                                                CHEMED CORPORATION

                                      CUMULATIVE TOTAL STOCKHOLDER RETURN FOR
                                     FIVE-YEAR PERIOD ENDING DECEMBER 31, 1998

                 December 31 . . .                       1993      1994     1995      1996     1997     1998
  --------------------------------                       ----      ----     ----      ----     ----     ----
  Chemed Corporation                                    100.00    116.29   143.66    142.47   170.94    146.89
  S&P 500                                               100.00    101.32   139.40    171.40   228.59    293.91
  Dow Jones Industrial Diversified                      100.00     91.72   120.11    155.40   203.69    234.33

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information as of December 31, 1998 with respect to the only person who is known to be the beneficial owner of more than 5 percent of Capital Stock:

--------------------------------------------------------------------------------------------------------
       NAME AND ADDRESS                         AMOUNT AND NATURE OF                          PERCENT OF
      OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP                             CLASS
--------------------------------------------------------------------------------------------------------
   The Fifth Third Bank            914,520 shares; Trustee of the Company's                     8.8%
   Fifth Third Center               Savings and Investment Plan, Employee Stock
   Cincinnati, Ohio                 Ownership Plans and Excess Benefit Plan (1)
--------------------------------------------------------------------------------------------------------

   (1) Shared voting power, 914,520 shares; shared dispositive power, 914,520 shares.



   The following table sets forth information as of December 31, 1998 with respect to Capital Stock beneficially owned by all nominees and directors of the Company, the executive officers named in the Summary Compensation Table and the Company's directors and executive officers as a group:

-------------------------------------------------------------------------------------------------------
                                                AMOUNT AND NATURE                           PERCENT OF
            NAME                           OF BENEFICIAL OWNERSHIP (1)                       CLASS (2)
-------------------------------------------------------------------------------------------------------

   Edward L. Hutton                              39,559  Direct
                                                 85,000  Option
                                                  7,400  Trustee

   Rick L. Arquilla                               2,122  Direct
                                                  2,000  Option

   James H. Devlin                                9,911  Direct
                                                 12,125  Option

   Charles H. Erhart, Jr.                         1,500  Direct

   Joel F. Gemunder                               3,284  Direct
                                                  5,000  Option
                                                  3,486  Trustee

   Lawrence J. Gillis                             5,637  Direct
                                                 10,000  Option

   Patrick P. Grace                                 200  Direct

   Thomas C. Hutton                              27,221  Direct
                                                  7,000  Option
                                                  7,900  Trustee (3)

   Walter L. Krebs                                3,546  Direct

   Sandra E. Laney                               34,765  Direct
                                                 30,625  Option
                                                         Trustee (3)

   Spencer S. Lee                                 2,109  Direct
                                                  2,000  Option

   Kevin J. McNamara                             22,843  Direct
                                                 21,500  Option
                                                         Trustee (3)


-------------------------------------------------------------------------------------------------------
                                                AMOUNT AND NATURE                           PERCENT OF
            NAME                           OF BENEFICIAL OWNERSHIP (1)                       CLASS (2)
-------------------------------------------------------------------------------------------------------
John M. Mount                                    10,946  Direct
                                                    600  Trustee

Timothy S. O'Toole                               23,020  Direct
                                                 35,125  Option

Donald E. Saunders                                1,072  Direct

Paul C. Voet                                     27,356  Direct
                                                  6,000  Option
                                                         Trustee (3)

George J. Walsh III                               1,100  Direct

Directors and                                   227,354  Direct                                  2.2%
Executive Officers                              233,125  Option                                  2.2%
as a Group                                       68,139  Trustee (4)
(18 persons)
-------------------------------------------------------------------------------------------------------


FOOTNOTES TO STOCK OWNERSHIP TABLE

(1) Includes securities beneficially owned (a) by the named persons or group members, their spouses and their minor children (including shares of Capital Stock allocated as of December 31, 1998 to the account of each named person or member of the group under the Company's Savings and Investment Plan and under the Company's ESOP or, with respect to Mr. Gemunder, allocated to his account as of December 31, 1998 under the Omnicare Employees Savings and Investment Plan, (b) by trusts and custodianships for their benefit and (c) by trusts and other entities as to which the named person or group has or shares the power to direct voting or investment of securities. "Direct" refers to securities in categories (a) and (b) and "Trustee" to securities in category (c). Where securities would fall into both "Direct" and "Trustee" classifications, they are included under "Trustee" only. "Option" refers to shares which the named person or group has a right to acquire within 60 days from December 31, 1998. For purposes of determining the Percent of Class, all shares subject to stock options which were exercisable within 60 days from December 31, 1998 were assumed to have been issued.

(2)   Percent of Class under 1.0 percent is not shown.

(3) Messrs. T. Hutton, McNamara and Voet and Ms. Laney are trustees of the Chemed Foundation which holds 56,153 shares of Capital Stock over which the trustees share both voting and investment power. This number is included in the total number of "Trustee" shares held by the Directors and Executive Officers as a Group but is not reflected in the respective holdings of the individual trustees.

(4) Shares over which more than one individual holds beneficial ownership have been counted only once in calculating the aggregate number of shares owned by Directors and Executive Officers as a Group.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the regulations thereunder, the Company's executive officers and directors and persons who own more than 10 percent of Capital Stock are required to file reports with respect to their ownership and changes in ownership of Capital Stock with the Securities and Exchange Commission ("SEC"). In addition, such persons are required to forward copies of such reports to the Company. Based on a review of the copies of such reports furnished to the Company and on the written representation of such non-reporting persons that, with respect to 1998, no reports on Form 5 were required to be filed with the SEC, the Company believes that, during the period January 1, 1998 through December 31, 1998, the Company's executive officers and directors and greater-than-10 percent stockholders have complied with all Section 16(a) reporting requirements.

                        PROPOSAL TO APPROVE AND ADOPT THE
                            1999 STOCK INCENTIVE PLAN

      In view of the few remaining shares available for the grant of additional stock awards or stock options under the previously adopted stock incentive plans, the Board of Directors has approved, subject to stockholder approval, the adoption of the 1999 Stock Incentive Plan (the "Plan") pursuant to which 450,000 shares of Capital Stock may be issued or transferred to key employees as stock incentives. The full text of the proposed Plan is set forth as Exhibit A to this Proxy Statement and the following discussion is qualified in its entirety by reference to such text.

                                    THE PLAN

      The Plan will become effective as of the date it is adopted by the stockholders of the Company, i.e., May 17, 1999. If it is not adopted by the stockholders, the Plan will be of no force and effect. If it is adopted, no stock options may be granted under the Plan after May 17, 2009. The Board of Directors may terminate the Plan at any earlier time, but outstanding options will continue to be exercisable until they expire in accordance with their terms. The market value of the Capital Stock as of March 18, 1999 was $28.25 per share.

      The Plan authorizes the issuance or transfer of a maximum of 450,000 shares of Capital Stock pursuant to stock incentives granted to key employees of the Company and its subsidiaries under the Plan. For purposes of the Plan, a "subsidiary" is a corporation or other form of business association of which shares (or other ownership interests) having 50 percent or more of the voting power are owned or controlled, directly or indirectly, by the Company and "key employees" are employees of the Company or a subsidiary, including officers and directors thereof, who, in the opinion of the Compensation/Incentive Committee (as defined below), are deemed to have the capacity to contribute significantly to the growth and successful operations of the Company or a subsidiary.

      Stock incentives granted under the Plan may be in the form of options to purchase Capital Stock ("stock options") or in the form of awards of Capital Stock in payment of incentive compensation ("stock awards"), or a combination of stock awards and stock options. However, no more than 135,000 shares of Capital Stock may be issued or transferred pursuant to stock incentives granted under this Plan in the form of stock awards.

      The Plan shall be administered by a Committee (the "Compensation/ Incentive Committee") consisting of no fewer than three persons designated by, and serving at the pleasure of, the Board of Directors of the Company.

      The Compensation/Incentive Committee designates the key employees of the Company and its subsidiaries who might participate in the Plan and the form and terms of the number of shares covered by each stock incentive granted thereunder. In making such designation, the Committee may consider an employee's present or potential contribution to the success of the Company or any subsidiary and other factors which it may deem relevant.

      Under the Plan, a stock incentive in the form of a stock award will consist of shares of Capital Stock issued as incentive compensation earned or to be earned by the employee. Shares subject to a stock award may be issued when the award is granted or at a later date, with or without dividend equivalent rights. A stock award shall be subject to such terms, conditions and restrictions (including restrictions on the transfer of the shares issued pursuant to the award) as the Compensation/Incentive Committee shall designate.

      Under the Plan, a stock incentive in the form of a stock option will provide for the purchase of shares of Capital Stock in the future at an option price per share which will not be less than 100 percent of the fair market value of the shares covered thereby on the date the stock option is granted. Each option shall be exercisable in full or in part six months after the date the option is granted, or may become exercisable in one or more installments and at such time or times, as the Compensation/Incentive Committee shall determine, or upon various circumstances which may result in a change of control. Unless otherwise provided in the option, an option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the option. Any term or provision in any outstanding option specifying when the option may be exercisable or that it be exercisable in installments may be modified at any time during the life of the option by the

Compensation/Incentive Committee, provided, however, no such modification of an outstanding option shall, without the consent of the optionee, adversely affect any option theretofore granted to him.

      Upon the exercise of an option, the purchase price shall be paid in cash or, if so provided in the option, in shares of Capital Stock or in a combination of cash and such shares. The Company may cancel all or a portion of an option subject to exercise and pay the holder cash or shares equal in value to the excess of the fair market value of the shares subject to the portion of the option so canceled over the option price of such shares. Options shall be granted for such lawful consideration as the Compensation/Incentive Committee shall determine.

      All stock options granted under the Plan will expire within ten years from the date of grant. No more than 50,000 options may be granted to an individual employee in any calendar year. A stock option is not transferable or assignable by an optionee other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or to certain family members, if permitted under SEC Rule 16b-3 or any successor rule thereto, and each option is exercisable, during his lifetime, only by him or a permitted transferee or assignee. Unexercised options terminate upon termination of employment, except that if termination arises from a resignation with the consent of the Compensation/Incentive Committee, the options terminate three months after such termination of employment, and except further that if an optionee ceases to be an employee by reason of his death while employed, retirement or disability, or if he should die within three months following his resignation with the consent of the Compensation/Incentive Committee, the options terminate fifteen months after an optionee's termination of employment but may be exercised only to the extent that they could have been exercised by the optionee, had he lived, three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes, if approved by the Compensation/Incentive Committee, does not constitute a termination of employment, but no options are exercisable during any such leave of absence.

      Exercise of a stock option will be conditioned on an optionee's payment in full of the purchase price for the shares, in cash or by the transfer to the Company of shares of Capital Stock at fair market value on the date of transfer. An optionee shall not be considered a holder of the shares subject to a stock option until actual delivery of a certificate representing such shares is made by the Company.

      None of the stock options granted under the Plan will be "restricted," "qualified" or "incentive" stock options or options granted pursuant to an "employee stock purchase plan" as the quoted terms are defined in Sections 422 through 424 of the Internal Revenue Code of 1986, as amended.

      With respect to stock awards in shares of Capital Stock that are either transferable or not subject to a substantial risk of forfeiture, the employee must recognize ordinary income equal to the cash or the fair market value of the shares of Capital Stock and the Company will be entitled to a deduction for the same amount. With respect to stock awards that are settled in shares of Capital Stock that are restricted as to transferability and subject to substantial risk of forfeiture, the employee must recognize ordinary income equal to the fair market value of the shares of Capital Stock at the first time such shares become transferable or not subject to a substantial risk of forfeiture, whatever occurs earlier, and the Company will be entitled to a deduction for the same amount.

      An optionee realizes no taxable income by reason of the grant of a nonstatutory option. Subject to insider trading restrictions upon exercise of the option, an optionee realizes compensation taxable as ordinary income in the amount of the excess of the fair market value of the shares of Capital Stock over the option price on the date of exercise. Upon the sale of shares of Capital Stock acquired pursuant to the exercise of an option, an optionee realizes either a capital gain or a capital loss based upon the difference between his selling price and the fair market value of such shares on the date of exercise. Such capital gain or loss, as the case may be, will be either short-term or long-term depending on the period elapsed between the date of exercise and the date of sale. In those instances where the employee receives compensation taxable as ordinary income, the Company or a subsidiary (except for certain foreign subsidiaries) will generally be entitled to a Federal income tax deduction in the amount of such compensation. An employee will not recognize a gain on previously owned shares of Capital Stock if he exercises an option and transfers such shares to the Company in payment of the option price. Taxes payable by an optionee or awardee on exercise of an option or removal of restrictions on an award may be paid in cash, by surrender of shares, or by withholding of shares of Capital Stock as the Compensation/Incentive Committee shall determine.

      The Board of Directors, upon the recommendation of the Compensation/ Incentive Committee, may amend the Plan subject, in the case of specified amendments, to stockholder approval. The Plan may be discontinued at any time by the Board of Directors. No amendment or discontinuance of the Plan shall, without the consent of the employee, adversely affect any stock incentive held by him under the Plan.

      No determination has been made with respect to any prospective grant of a stock incentive under the Plan. It is, therefore, not possible at the present time to indicate specifically the names and positions of key employees to whom stock incentives may be granted or to whom stock incentives would have been granted had this Plan been in effect during 1998 or the number of shares to be subject to stock incentives or any other information concerning the operation of the Plan as it may affect specific individuals. The proceeds of sale of shares of Capital Stock under the Plan will be used by the Company for general corporate purposes.

      In order to effect the approval and adoption of the Plan, the following resolution will be presented to the Annual Meeting:

                      "RESOLVED, THAT THE 1999 STOCK INCENTIVE PLAN SET FORTH AS EXHIBIT A TO THE PROXY STATEMENT ACCOMPANYING THE NOTICE OF THE ANNUAL MEETING OF THE STOCKHOLDERS OF CHEMED CORPORATION TO BE HELD MAY 17, 1999, BE AND THE SAME HEREBY IS APPROVED AND ADOPTED."

      The affirmative vote of the majority of the shares represented at the meeting, will be necessary for the adoption of the foregoing resolution, with abstentions having the effect of negative votes and broker non-votes deemed to be absent shares. The approval and adoption of the Plan is not a matter which is required to be submitted to a vote of the stockholders of the Company. The reason for submitting such proposal to a vote of the stockholders is to meet a condition of Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides for the deduction of certain executive compensation in excess of $1,000,000, and to meet the requirement of the New York Stock Exchange. Management has not determined what course of action it intends to take in the event of a negative vote on the proposal by stockholders.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE PLAN.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as independent accountants for the Company and its consolidated subsidiaries for the year 1999. This firm has acted as independent accountants for the Company and its consolidated subsidiaries since 1970. Although the submission of this matter to the stockholders is not required by law or by the By-Laws of the Company, the selection of PricewaterhouseCoopers LLP will be submitted for ratification at the Annual Meeting. The affirmative vote of a majority of the shares represented at the meeting, with abstentions having the effect of negative votes, will be necessary to ratify and broker non-votes the selection of PricewaterhouseCoopers LLP as independent accountants for the Company and its consolidated subsidiaries for the year 1999. If the selection is not ratified at the meeting, the Board of Directors will reconsider its selection of independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

      It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Company's Annual Meeting. Such representative shall have the opportunity to make a statement if he so desires and shall be available to respond to appropriate questions raised at the meeting.

                   PROPOSAL CONCERNING THE COMPOSITION OF THE
                               BOARD OF DIRECTORS

      Judith A. Toby, 515 E. 88th Street, #3M, New York, New York 10128, who is the owner of record of 100 shares of Chemed Capital Stock, has given notice that she intends to present the following resolution at the Annual Meeting:

      "RESOLVED, the Board of Directors of the Chemed Corporation have a majority of outside members to more truly represent the interests of its shareholders."

Discussion: Ten of the fifteen current members of the Board of Directors are officers of Chemed or its subsidiaries. Although 1997 income from continuing operations declined 33 percent, net income decreased by 7 percent and return on average equity fell 1.5 percent, still Chairman Hutton was awarded a bonus equal to 46.5 percent of his salary. Furthermore, Chemed Corporation under performed its peer group.

             BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO PROPOSAL

        The Board believes that this proposal is unduly restrictive and inappropriate and would not serve the Company's best interests.

        The Company has consistently sought to add to its Board of Directors qualified individuals who can provide substantial benefit and guidance to the Company.

        Directors who are currently employed by the Company are able to act objectively and in the best interest of the stockholders. They are often the most familiar with the Company's operations, and, because they have a financial stake in the Company, are in fact well suited to protect and advance the interests of all stockholders.

        This proposal would deviate from the Company's long-standing practice of maintaining management directors. Having senior officers serve alongside independent directors helps the Board in charting the Company's future. A change in this practice would interfere with the vital role senior managers play on the Board.

        This proposal also would limit the freedom of choice presently enjoyed by the Company's stockholders because it would restrict rather than enhance the Company's ability to locate the most qualified directors. Stockholders ultimately decide on the composition of the Board. Any stockholder who feels a particular nominee is not qualified to serve as a director by reason of lack of independence or objectivity is free to vote against that director.

        Furthermore, reducing the percentage of the Board consisting of management directors will not change the composition of key Board committees, because all members of the Audit Committee and the Compensation/Incentive Committee are already non-employees of the Company.

        FOR ALL OF THE FOREGOING REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

        The affirmative vote of the majority of shares represented at the meeting will be necessary for the adoption of the foregoing proposal, with abstentions having the effect of negative votes and broker non-votes deemed to be absent shares.

               PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE
                       VOTED AGAINST THE RESOLUTION UNLESS
                      STOCKHOLDERS SPECIFY A CONTRARY VOTE.

                              STOCKHOLDER PROPOSALS

        Any proposals by stockholders intended to be included in the proxy materials for presentation at the 2000 Annual Meeting of Stockholders must be in writing and received by the Secretary of the Company no later than December 1, 1999. Any proposals by stockholders intended to be presented at the 2000 Annual Meeting of Stockholders, outside of the Company's proxy solicitation process, shall be considered untimely if notice of such a proposal is not given to the Secretary of the Company by February 15, 2000. In the case of untimely notice, persons named in the proxies solicited by the Company for that meeting (or their substitutes) will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the proposal in the Company's proxy statement for that meeting.

                                  OTHER MATTERS

        As of the date of this Proxy Statement, the management has not been notified of any stockholder proposals intended to be raised at the 1999 Annual Meeting outside of the Company's proxy solicitation process nor does management know of any other matters which will be presented for consideration at the Annual Meeting. However, if any other stockholder proposals or other business should come before the meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.

                            EXPENSES OF SOLICITATION

        The expense of soliciting proxies in the accompanying form will be borne by the Company. The Company will request banks, brokers and other persons holding shares beneficially owned by others to send proxy materials to the beneficial owners and to secure their voting instructions, if any. The Company will reimburse such persons or institutions for their expenses in so doing. In addition to solicitation by mail, officers and regular employees of the Company may, without extra remuneration, solicit proxies personally, by telephone or by telegram from some stockholders if such proxies are not promptly received. The Company has also retained D. F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of such proxies at a cost which is not expected to exceed $7,500 plus reasonable expenses. This Proxy Statement and the accompanying Notice of Meeting are sent by order of the Board of Directors.







                                     Naomi C. Dallob
                                        Secretary


March 31, 1999

                                    EXHIBIT A

================================================================================


                               CHEMED CORPORATION
                            1999 STOCK INCENTIVE PLAN


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                               CHEMED CORPORATION
                            1999 STOCK INCENTIVE PLAN

        1. PURPOSES: The purposes of this Plan are (a) to secure for the Corporation the benefits of incentives inherent in ownership of Capital Stock by Key Employees, (b) to encourage Key Employees to increase their interest in the future growth and prosperity of the Corporation and to stimulate and sustain constructive and imaginative thinking by Key Employees, (c) to further the identification of interest of those who hold positions of major responsibility in the Corporation and its Subsidiaries with the interests of the Corporation's stockholders, (d) to induce the employment or continued employment of Key Employees and (e) to enable the Corporation to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent executives.

        2. DEFINITIONS: Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this Section 2.

        BOARD OF DIRECTORS: The Board of Directors of the Corporation.

        CAPITAL STOCK: The Capital Stock of the Corporation, par value $l.00 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 8.

        CORPORATION: Chemed Corporation, a Delaware corporation.

        FAIR MARKET VALUE: As applied to any date, the mean between the high and low sales prices of a share of Capital Stock on the principal stock exchange on which the Corporation is listed, or, if it is not so listed, the mean between the bid and the ask prices of a share of Capital Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System on such date or, if no such sales or prices were made or quoted on such date, on the next preceding date on which there were sales or quotes of Capital Stock on such exchange or market, as the case may be; provided, however, that, if the Capital Stock is not so listed or quoted, Fair Market Value shall be determined in accordance with the method approved by the Compensation/Incentive Committee, and, provided further, if any of the foregoing methods of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to a Stock Incentive of the type involved, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

        COMPENSATION/INCENTIVE COMMITTEE: The Compensation/Incentive Committee designated to administer this Plan pursuant to the provisions of Section 10.

        INCENTIVE COMPENSATION: Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or discretionary or required to be paid pursuant to an agreement, resolution or arrangement, and whether payable currently or on a deferred basis, in cash, Capital Stock or other property, awarded by the Corporation or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan by the stockholders of the Corporation.

        KEY EMPLOYEE: An employee of the Corporation or of a Subsidiary who in the opinion of the Compensation/Incentive Committee can contribute significantly to the growth and successful operations of the Corporation or a Subsidiary. The grant of a Stock Incentive to an employee by the Compensation/Incentive Committee shall be deemed a determination by the Compensation/Incentive Committee that such employee is a Key Employee. For the purposes of this Plan, a director or officer of the Corporation or of a Subsidiary shall be deemed an employee regardless of whether or not such director or officer is on the payroll of, or otherwise paid for services by, the Corporation or a Subsidiary.

        OPTION: An option to purchase shares of Capital Stock.

        PERFORMANCE UNIT: A unit representing a share of Capital Stock, subject to a Stock Award, the issuance, transfer or retention of which is contingent, in whole or in part, upon attainment of a specified performance objec-

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tive or objectives, including, without limitation, objectives determined by reference to or changes in (a) the Fair Market Value, book value or earnings per share of Capital Stock, or (b) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Corporation (on a consolidated or unconsolidated basis) or of any one or more of its groups, divisions, Subsidiaries or departments, or (c) a combination of two or more of the foregoing factors.

        PLAN: The 1999 Stock Incentive Plan herein set forth as the same may from time to time be amended.

        STOCK AWARD: An issuance or transfer of shares of Capital Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to Performance Units.

        STOCK INCENTIVE: A stock incentive granted under this Plan in one of the forms provided for in Section 3.

        SUBSIDIARY: A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Corporation.

        3. GRANTS OF STOCK INCENTIVES:

        (a) Subject to the provisions of this Plan, the Compensation/Incentive Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Employees.

        (b) Stock Incentives may be granted in the following forms:

           (i)   a Stock Award, or

           (ii)  an Option, or

           (iii) a combination of a Stock Award and an Option.

        4. STOCK SUBJECT TO THIS PLAN:

        (a) Subject to the provisions of paragraph (c) and (d) of this Section 4 and of Section 8, the aggregate number of shares of Capital Stock which may be issued or transferred pursuant to Stock Incentives granted under this Plan shall not exceed 450,000 shares; provided, however, that the maximum aggregate number of shares of Capital Stock which may be issued or transferred pursuant to Stock Incentives in the form of Stock Awards shall not exceed 135,000 shares.

        (b) The maximum aggregate number of shares of Capital Stock which may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary shall not exceed 100,000 shares.

        (c) Authorized but unissued shares of Capital Stock and shares of Capital Stock held in the treasury, whether acquired by the Corporation specifically for use under this Plan or otherwise, may be used, as the Incentive Committee may from time to time determine, for purposes of this Plan, provided, however, that any shares acquired or held by the Corporation for the purposes of this Plan shall, unless and until transferred to a Key Employee in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Corporation, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

        (d) If any shares of Capital Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Corporation or a Subsidiary because of an employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Corporation or a Subsidiary shall no longer be charged against any of the limitations provided for in paragraphs (a) or (b) of this Section 4 and may again be

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made subject to Stock Incentives.

        5. STOCK AWARDS: Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

        (a) A Stock Award shall be granted only in payment of Incentive Compensation that has been earned or as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award.

        (b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Capital Stock subject to such Stock Award shall be valued at not less than 100 percent of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Employee and whether or not such shares are subject to restrictions which affect their value.

        (c) Shares of Capital Stock subject to a Stock Award may be issued or transferred to the Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Compensation/Incentive Committee shall determine. In the event that any such issuance or transfer shall not be made to the Key Employee at the time the Stock Award is granted, the Compensation/Incentive Committee may provide for payment to such Key Employee, either in cash or in shares of Capital Stock from time to time or at the time or times such shares shall be issued or transferred to such Key Employee, of amounts not exceeding the dividends which would have been payable to such Key Employee in respect of such shares (as adjusted under Section 8) if they had been issued or transferred to such Key Employee at the time such Stock Award was granted. Any amount payable in shares of Capital Stock under the terms of a Stock Award may, at the discretion of the Corporation, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

        (d) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Compensation/Incentive Committee may determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written instrument in such form as the Compensation/Incentive Committee shall determine, provided the Stock Award is consistent with this Plan and incorporates it by reference.

        6. OPTIONS: Stock Incentives in the form of Options shall be subject to the following provisions:

        (a) The maximum aggregate number of Stock Incentives in the form of Options which may be granted to an individual employee of the Corporation or a Subsidiary in any calendar year shall not exceed 50,000 Options.

        (b) Upon the exercise of an Option, the purchase price shall be paid in cash or, if so provided in the Option or in a resolution adopted by the Compensation/Incentive Committee (and subject to such terms and conditions as are specified in the Option or by the Compensation/Incentive Committee), in shares of Capital Stock or in a combination of cash and such shares. Shares of Capital Stock thus delivered shall be valued at their Fair Market Value on the date of exercise. Subject to the provisions of Section 8, the purchase price per share shall be not less than 100 percent of the Fair Market Value of a share of Capital Stock on the date the Option is granted.

        (c) Each Option shall be exercisable in full or in part six months after the date the Option is granted, or may become exercisable in one or more installments and at such time or times, as the Compensation/Incentive Committee shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. Any term or provision in any outstanding Option specifying when the Option is exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Compensation/Incentive Committee, provided, however, no such modification of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to him. An Option will become immediately exercisable in full if at any time during the term of the Option the Corporation obtains actual knowledge that any of the following


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events has occurred, irrespective of the applicability of any limitation on the number of shares then exercisable under the Option: (1) any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Corporation or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities; (2) the expiration of a tender offer or exchange offer, other than an offer by the Corporation, pursuant to which 20 percent or more of the shares of the Corporation's Capital Stock have been purchased; (3) the stockholders of the Corporation have approved (i) an agreement to merge or consolidate with or into another corporation and the Corporation is not the surviving corporation or (ii) an agreement to sell or otherwise dispose of all or substantially all of the assets of the Corporation (including a plan of liquidation); or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least one-half of the persons who were directors at the beginning of the two-year period.

        (d) Each Option shall be exercisable during the life of the optionee only by him or a transferee or assignee permitted by paragraph (g) of this Section (6) and, after his death, only by his estate or by a person who acquired the right to exercise the Option pursuant to one of the provisions of paragraph
(g) of this Section (6). An Option, to the extent that it shall not have been exercised, shall terminate when the optionee ceases to be an employee of the Corporation or a Subsidiary, unless he ceases to be an employee because of his resignation with the consent of the Compensation/Incentive Committee (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Corporation or a Subsidiary. Except as provided in the next sentence, if the optionee ceases to be an employee by reason of such resignation, the Option shall terminate three months after he ceases to be an employee. If the optionee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred to in the preceding sentence, the Option shall terminate fifteen months after he ceases to be an employee. Where an Option is exercised more than three months after the optionee ceased to be an employee, the Option may be exercised only to the extent it could have been exercised three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Compensation/Incentive Committee, be deemed a termination of employment within the meaning of this paragraph (d); provided, however, that an Option may not be exercised during any such leave of absence. Notwithstanding the foregoing provisions of this paragraph (d) or any other provision of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years. Where an Option is granted for a term of less than ten years, the Compensation/Incentive Committee, may, at any time prior to the expiration of the Option, extend its term for a period ending not later than ten years from the date the Option was granted.

        (e) Options shall be granted for such lawful consideration as the Compensation/Incentive Committee shall determine.

        (f) Neither the Corporation nor any Subsidiary may directly or indirectly lend any money to any person for the purpose of assisting him to purchase or carry shares of Capital Stock issued or transferred upon the exercise of an Option.

        (g) No Option nor any right thereunder may be assigned or transferred by the optionee except:

           (i)   by will or the laws of descent and distribution;

           (ii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or by the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder;

           (iii) by an optionee who, at the time of the transfer, is not subject to the provisions of Section 16 of the 1934 Act, provided such transfer is to, or for the benefit of (including but not limited to trusts for the benefit of), the optionee's spouse or lineal descendants of the optionee's parents; or

           (iv) by an optionee who, at the time of the transfer, is subject to the provisions of Section 16 of the 1934

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Act, to the extent, if any, such transfer would be permitted under Securities and Exchange Commission Rule 16b-3 or any successor rule thereto, as such rule or any successor rule thereto may be in effect at the time of the transfer.

     If so provided in the Option or if so authorized by the Compensation/Incentive Committee and subject to such terms and conditions as are specified in the Option or by the Compensation/Incentive Committee, the Corporation may, upon or without the request of the holder of the Option and at any time or from time to time, cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so canceled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Capital Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

        (h) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Compensation/Incentive Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference. Notwithstanding the preceding sentence, an Option, if so granted by the Compensation/Incentive Committee, may include restrictions and limitations in addition to those provided for in this Plan.

       (i) Any federal, state or local withholding taxes payable by an optionee or awardee upon the exercise of an Option or upon the removal of restrictions of a Stock Award shall be paid in cash or in such other form as the Compensation/Incentive Committee may authorize from time to time, including the surrender of shares of Capital Stock or the withholding of shares of Capital Stock to be issued to the optionee or awardee. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date such are surrendered to the Corporation or authorized to be withheld.

    7. COMBINATIONS OF STOCK AWARDS AND OPTIONS: Stock Incentives authorized by paragraph (b)(iii) of Section 3 in the form of combinations of Stock Awards and Options shall be subject to the following provisions:

       (a) A Stock Incentive may be a combination of any form of Stock Award with any form of Option; provided, however, that the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with Section 5 and the terms and conditions of such Stock Incentive pertaining to an Option are consistent with Section 6.

       (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Compensation/Incentive Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Compensation/Incentive Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

    8. ADJUSTMENT PROVISIONS: In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Capital Stock shall be effected, or the outstanding shares of Capital Stock are, in connection with a merger or consolidation of the Corporation or a sale by the Corporation of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Corporation or for shares of the stock or other securities of any other corporation, or a record date for determination of holders of Capital Stock entitled to receive a dividend payable in Capital Stock shall occur (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share or other security under outstanding Options, and (d) the price to be paid per share or other security by the Corporation or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Corporation or a Subsidiary to reacquire such shares or other securities, shall in each case be equitably adjusted.

    9. TERM: This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the stockholders of the Corporation. No Stock Incentives shall be granted under this Plan after May 17, 2009.


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   10. ADMINISTRATION:

       (a) The Plan shall be administered by the Compensation/Incentive Committee, which shall consist of no fewer than three persons designated by the Board of Directors. Grants of Stock Incentives may be granted by the Compensation/Incentive Committee either in or without consultation with employees, but, anything in this Plan to the contrary notwithstanding, the Compensation/Incentive Committee shall have full authority to act in the matter of selection of all Key Employees and in determining the number of Stock Incentives to be granted to them.

       (b) The Compensation/Incentive Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Compensation/Incentive Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Corporation, its Subsidiaries, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

       (c) Members of the Board of Directors and members of the Compensation/Incentive Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

   11. GENERAL PROVISIONS:

       (a) Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Corporation or a Subsidiary, or shall affect the right of the Corporation or of a Subsidiary to terminate the employment of any employee with or without cause.

       (b) No shares of Capital Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Corporation, have been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances, satisfactory to counsel to the Corporation, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Corporation or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

       (c) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Capital Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to such shares of Capital Stock, if any, as shall have been issued or transferred to him.

       (d) The Corporation or a Subsidiary may, with the approval of the Compensation/Incentive Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be a Key Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

       (e) In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Compensation/Incentive Committee so directs, be implemented by the Corporation issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Compensation/Incentive Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Compensation/Incentive Committee pursuant to the provisions of this Plan. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Compensation/Incentive Committee, on the date it is delivered by the Subsidiary or on such other date between said two dates, as the Compensation/Incentive Committee shall specify.


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       (f) The Corporation or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Corporation or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

       (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

   12. AMENDMENTS AND DISCONTINUANCE:

       (a) This Plan may be amended by the Board of Directors upon the recommendation of the Compensation/Incentive Committee, provided that, without the approval of the stockholders of the Corporation, no amendment shall be made which (i) increases the aggregate number of shares of Capital Stock that may be issued or transferred pursuant to Stock Incentives as provided in paragraph (a) of Section 4, (ii) increases the maximum aggregate number of shares of Capital Stock that may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary as provided in paragraph (b) of Section 4, (iii) increases the maximum aggregate number of Stock Incentives, in the form of Options, which may be granted to an individual employee as provided in paragraph
(a) of Section 6, (iv) withdraws the administration of this Plan from the Compensation/Incentive Committee, (v) permits any person who is not at the time a Key Employee of the Corporation or of a Subsidiary to be granted a Stock Incentive, (vi) permits any Option to be exercised more than ten years after the date it is granted, (vii) amends Section 9 to extend the date set forth therein or (viii) amends this Section 12.

       (b) Notwithstanding paragraph (a) of this Section 12, the Board of Directors may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Should the provisions of Rule 16b-3, or any successor rule, under the Securities Exchange Act of 1934 be amended, the Board of Directors may amend the Plan in accordance therewith.

       (c) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

       (d) No amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Corporation shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.




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                                     CHEMED
                               CHEMED CORPORATION

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CHEMED CORPORATION
2600 CHEMED CENTER
255 EAST FIFTH STREET
CINCINNATI, OHIO 45202                                                   PROXY
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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
STOCKHOLDERS, MAY 17, 1999.

THE UNDERSIGNED HEREBY APPOINTS E. L. HUTTON, K. J. MCNAMARA AND N. C. DALLOB AS PROXIES, EACH WITH THE POWER TO APPOINT A SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE SIDE, ALL THE SHARES OF STOCK OF CHEMED CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON MARCH 18, 1999, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 1999, OR AT ANY ADJOURNMENT THEREOF.












                       PLEASE MARK, SIGN, DATE AND RETURN
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                     CHEMED
                               CHEMED CORPORATION

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                           (CONTINUED FROM OTHER SIDE)


1. ELECTION OF DIRECTORS (MARK ONLY ONE BOX):

01 EDWARD L. HUTTON   05 CHARLES H. ERHART, JR. 09 WALTER L. KREBS  13 TIMOTHY S. O'TOOLE  [ ] FOR ALL         [ ] WITHHOLD ALL
02 KEVIN J. MCNAMARA  06 JOEL F. GEMUNDER       10 SANDRA E. LANEY  14 DONALD E. SAUNDERS      NOMINEES            VOTING
03 RICK L. ARQUILLA   07 PATRICK P. GRACE       11 SPENCER S. LEE   15 PAUL C. VOET            LISTED UNLESS       AUTHORITY FOR
04 JAMES H. DEVLIN    08 THOMAS C. HUTTON       12 JOHN M. MOUNT    16 GEORGE J. WALSH III     INDICATED BELOW.    DIRECTORS.

[INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED AT THE RIGHT.]

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
2. APPROVAL AND ADOPTION OF THE 1999 STOCK INCENTIVE PLAN.      [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

3. RATIFYING THE SELECTION OF INDEPENDENT ACCOUNTANTS           [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

4. STOCKHOLDER PROPOSAL CONCERNING COMPOSITION OF BOARD.        [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL ABE VOTED FOR PROPOSALS (1), (2) AND (3)
AND AGAINST PROPOSAL (4).

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ADDRESS CHANGE? MARK BOX [ ]   INDICATE CHANGES BELOW:          DATED   _____________________________, 1999


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                                                                SIGNATURE(S) IN BOX
                                                                NOTE: PLEASE SIGN AS NAME APPEARS HEREON.
                                                                JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNED
                                                                ON BEHALF OF A CORPORATION, PARTNERSHIP,
                                                                ESTATE, TRUST OR OTHER STOCKHOLDER, STATE
                                                                YOUR TITLE OR CAPACITY OR OTHERWISE
                                                                INDICATE THAT YOU ARE AUTHORIZED TO SIGN.
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